TIAA-CREF TAX-EXEMPT BOND FUND
(a series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
Dated May 23, 2011
to the February 1, 2011 Prospectus

Peter Scola, a member of the Tax-Exempt Bond Fund’s portfolio management team, is retiring. Therefore, references to him should be removed from pages 8 and 16 of the Prospectus. In addition, the role of Barnet Sherman as a member of the Fund’s portfolio management team has changed from “Fixed-Income Credit Research” to “Fixed-Income Security Selection-Research,” which should be reflected on page 16 of the Prospectus.

A12715 (5/11)